CONSENT TO ASSIGNMENT

THIS CONSENT TO ASSIGNMENT (this "Consent to Assignment") is executed as of June ___, 2008 (the "Effective Date"), by and among Tribune Capital Partners S.A. ("Tribune"), Superior Biotechnologies Corporation, a Delaware corporation ("Superior"), and Raven Biofuels International Corporation, a Nevada corporation ("RVBF").

RECITALS

WHEREAS, Superior and Tribune entered into that certain that certain Convertible Loan Note Agreement, dated 14 September 2007 (the "Note");

WHEREAS, RVBF is purchasing a major part of the assets of Superior and assuming the Assumed Liabilities, including the Note, pursuant to that certain Asset Purchase Agreement by and between Superior and RVBF, dated as of the date hereof (the "Purchase Agreement");

WHEREAS, Tribune is an advisor to RVBF and, as such, will benefit from the transactions contemplated in the Purchase Agreement;

WHEREAS, in connection with the Purchase Agreement, Superior and RVBF have requested that Tribune consent to the assignment of the Note to RVBF effective upon the Effective Date (the "Assignment"); and

WHEREAS, any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained in this Consent to Assignment and other good and valuable consideration paid, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

1. Superior and Tribune hereby acknowledge and agree as follows:

   (a) the copy of the Note attached hereto as Exhibit A is a true, complete, and accurate copy of the Note. The Note is in full force and effect and is unmodified by any instrument except as attached hereto; and

   (b) Superior is not in default under any of the terms of the Note.

2. Tribune hereby consents to the assignment by Superior to RVBF of all of Superior's rights, title, and interests in and to the Note, with the effect that RVBF will, from and after the Effective Date, have, hold and enjoy any and all of the benefits and all of the obligations originally accruing to or owed by Superior under the Note. Tribune acknowledges and agrees that (a) effective upon the Assignment, Superior will have no future liability under or in respect of the Note, and (b) all liens on and security interests in any of Superior's property that may have been granted to Tribune shall be deemed to be automatically terminated and released.

3. Tribune hereby (a) authorizes Superior to file Uniform Commercial Code termination statements, as applicable, and (b) agrees to promptly execute and deliver to Superior all releases, terminations and satisfactions of Tribune's liens on, and security interests in, Superior's property as are necessary to evidence the satisfaction of Superior's obligations to Tribune and the termination of Tribune's interest in all collateral held with respect thereto.

4. RVBF hereby assumes all of Superior's duties and obligations under the Note, and agrees to pay, defend, discharge and perform as and when due the Note under the terms of the Purchase Agreement.

5. Any notices to RVBF shall be effective when served to RVBF at the following address:

Raven Biofuels International Corporation
61 South Paramus Road
Paramus, New Jersey 07652
Attention: Ian Grant

6. This Consent to Assignment (a) may be executed in several original counterparts, each of which shall be deemed to be an original, and all of such counterparts shall together constitute one and the same document, and (b) shall bind and inure directly to the benefit of the respective parties and their successors and assigns.

[*Signature Page Follows*]

IN WITNESS WHEREOF, the parties hereto have executed this Consent to Assignment as of the date first set forth above.

SUPERIOR:

SUPERIOR BIOTECHNOLOGIES CORPORATION

By: ______________________________
Thomas W. Sloop, CEO

RVBF:

RAVEN BIOFUELS INTERNATIONAL CORPORATION

By: ______________________________
Ian Grant, President

TRIBUNE:

TRIBUNE CAPITAL PARTNERS S.A.

By: ______________________________
Robert K. MacLean, Partner

IN WITNESS WHEREOF, the parties hereto have executed this Consent to Assignment as of the date first set forth above.

SUPERIOR:

SUPERIOR BIOTECHNOLOGIES CORPORATION

By: ______________________________
Thomas W. Sloop, CEO

RVBF:

RAVEN BIOFUELS INTERNATIONAL CORPORATION

By: ______________________________
Ian Grant, President

TRIBUNE:

TRIBUNE CAPITAL PARTNERS S.A.

By: ______________________________
Robert K. MacLean, Partner